Exhibit 99.3

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA BALANCE SHEETS
BALANCE AT MARCH 31, 2016
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LELC	Pro Forma	Pro Forma
	3/31/2016	3/31/2016	AJE	Consolidated

Assets
Current Assets
Cash and cash equivalents	$130,874	$998		$131,872
Accounts Receivable	1,015,447	14,031		1,029,478
Inventories	838,785	37,879		876,664
Prepayment to suppliers	382,545	0		382,545
Stockholder loans	0	129,066		129,066
Other current assets	199,073	2,905		201,978
Total Current Assets	2,566,724	184,879		2,751,603
Fixed assets, net	142,137	33,242		175,379
Deposit	346,255	0		346,255
Other non-current assets	87,275	1,228		88,503
Investments	500,000	0	$(500,000)	0
Goodwill	3,057,003	0	470,559	3,527,562
Total Assets	$6,699,394	$219,349		$6,889,302

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$3,748,487	$50,193		$3,798,680
Current portion notes payable	264,158	85,034		349,192
Advance from customers	496,385	0		496,385
Due to related parties	136,887	0		136,887
Taxes payable	155,151	4,429		159,580
Total Current Liabilities	4,801,068	139,656		4,940,724
Accrued retirement benefits	96,518	0		96,518
Other long term liabilities	196,579	0		196,579
Long term debt net of current portion	95,599	0		95,599
Total Liabilities	5,189,764	139,656		5,329,420
Commitments	-	-
Leo Motors, Inc.("LEOM") Equity(Deficit):
Common stock ($0.001 par value; 300,000,000 shares authorized); 163,198,512 shares issued and outstanding at March 31, 2016	164,614	169,348	(169,348)	164,614
Additional paid-in capital	21,488,871	0		21,488,871
Accumulated other comprehensive income	1,329,240	1,805		1,331,045
Accumulated loss	(25,827,119)	(91,460)	55,233	(25,863,346)
Total Equity(Deficit) Leo Motors, Inc.	(2,844,394)	79,693		(2,878,816)
Non-controlling interest	4,354,024	0	84,674	4,438,698
Total Equity(Deficit)	1,509,630	79,693		1,475,208
Total Liabilities and Equity(Deficit)	$6,699,394	$219,349	0	$6,804,628

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2016
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LELC	Pro Forma	Pro Forma
	3/31/2016	3/31/2016	AJE	Consolidated

Revenues	$745,706	$14,161		$759,867
Cost of Revenues	291,014	9,346		300,360
Gross Profit	454,692	4,815		459,507

Operating Expenses	908,860	40,422		949,282

Income(loss) from Continuing Operations	(454,168)	(35,607)		(489,775)
Other Income (Expenses)
Assets disposal gain, net	0	0		0
Debt Forgiveness	0	0		0
Interest expense	(9,328)	(630)		(9,958)
Non-Operating (expense) income	5,330	10		5,340
Total Other Income (Expenses)	(3,998)	(620)		(4,618)

Income(loss) from Continuing Operations Before Income Taxes	(458,166)	(36,227)		(494,393)
Income Tax Expense	0	0		0
Net Income(Loss)	$(458,166)	$(36,227)		$(494,393)

Income(loss) attributable to non-controlling interest	$(35,655)	$0		$(35,655)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(422,511)	$(36,227)		$(458,738)
Other Comprehensive Income:
Net Income(loss)	$(422,511)	$(36,227)		$(458,738)
Unrealized foreign currency translation gain	78,120	1,921		80,041
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(344,391)	$(34,306)	$0	$(378,697)
Net Loss per Common Share:
Basic	$(0.00)			$(0.00)
Diluted	$(0.00)			$(0.00)
Weighted Average Common Shares Outstanding:
Basic	$163,198,512			$164,613,340
Diluted	$163,198,512			$164,613,340

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA BALANCE SHEETS
BALANCE AT DECEMBER 31, 2015
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LELC	Pro Forma	Pro Forma
	12/31/2015	12/31/2015	AJE	Consolidated

Assets
Current Assets
Cash and cash equivalents	$243,809	$746		$244,555
Accounts Receivable	1,565,114	4,434		1,569,548
Inventories	496,971	37,879		534,850
Prepayment to suppliers	279,229	0		279,229
Stockholder Loans	0	121,583
Other current assets	32,107	19,893		52,000
Total Current Assets	2,617,230	184,535		2,680,182
Fixed assets, net	163,001	35,089		198,090
Deposit	346,659	0		346,659
Other non-current assets	63,831	1,228		65,059
Investments	500,000	0	$(500,000)	0
Goodwill	3,057,003	0	470,559	3,527,562
Total Assets	$6,747,724	$220,852		$6,817,552

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$4,082,198	$18,918		$4,101,116
Current portion notes payable	49,397	85,034		134,431
Short term borrowings	7,661	0
Advance from customers	795,431	0		795,431
Due to related parties	140,396	0		140,396
Taxes payable	99,584	922		100,506
Total Current Liabilities	5,174,667	104,874		5,271,880
Accrued retirement benefits	92,948	0		92,948
Other long term liabilities	129,748	0		129,748
Long trm debt net of current portion	273,646	0		273,646
Total Liabilities	5,671,009	104,874		5,768,222
Commitments	-	-
Leo Motors, Inc.("LEOM") Equity(Deficit):
Common stock ($0.001 par value; 300,000,000 shares authorized); 160,363,432 shares issued and outstanding at December 31, 2015	160,364	169,348	(169,348)	160,364
Additional paid-in capital	20,865,857	0		20,865,857
Accumulated other comprehensive income	1,251,120	1,863		1,252,983
Accumulated loss	(25,404,609)	(55,233)	55,233	(25,404,609)
Total Equity(Deficit) Leo Motors, Inc.	(3,127,268)	115,978		(3,125,405)
Non-controlling interest	4,203,983	0	84,674	4,288,657
Total Equity(Deficit)	1,076,715	115,978		1,078,578
Total Liabilities and Equity(Deficit)	$6,747,724	$220,852	0	$6,846,800

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LELC	Pro Forma	Pro Forma
	12/31/2015	12/31/2015	AJE	Consolidated

Revenues	$4,299,187	$985		$4,300,172
Cost of Revenues	3,275,587	695		3,276,282
Gross Profit	1,023,600	290		1,023,890

Operating Expenses	5,421,508	58,474		5,479,982

Income(loss) from Continuing Operations	(4,397,908)	(58,184)		(4,456,092)
Other Income (Expenses)
Interest expense	(319,054)	(208)		(319,262)
Non-Operating (expense) income	225,990	3,159		229,149
Total Other Income (Expenses)	(93,064)	2,951		(90,113)

Income(loss) from Continuing Operations Before Income Taxes	(4,490,972)	(55,233)		(4,546,205)
Income Tax Expense	0	0		0
Net Income(Loss)	$(4,490,972)	$(55,233)		$(4,546,205)

Income(loss) attributable to non-controlling interest	$(443,574)	$0		$(443,574)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(4,047,398)	$(55,233)		$(4,102,631)
Other Comprehensive Income:
Net Income(loss)	$(4,490,972)	$(55,233)		$(4,546,205)
Unrealized foreign currency translation gain	739,891	1,863		741,754
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(3,751,081)	$(53,370)	$0	$(3,804,451)
Net Loss per Common Share:
Basic	$(0.03)			$(0.03)
Diluted	$(0.03)			$(0.03)
Weighted Average Common Shares Outstanding:
Basic	$158,948,604			$160,363,432
Diluted	$158,948,604			$160,363,432

"See accompanying notes to consolidated financial statements"

1.  BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheet as at March 31, 2016 and the unaudited pro forma consolidated statements of operations for the three-month period ended March 31, 2016 and the year ended December 31, 2015 (the "Pro Forma Consolidated Financial Statements") of Leo Motors, Inc have been prepared by management on the basis of United States Generally Accepted Accounting Principles ("US GAAP") and in accordance with the rules and regulations of the United States Securities and Exchange Commission ("SEC") from information derived from the financial statements of Leo Motors Inc. and the financial statements of Lelcon Co., LTD.  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 50% of the issued and outstanding capital stock of Lelcon Co., LTD (the "Acquisition").

The unaudited pro forma consolidated balance sheet as at March 31, 2016 gives effect to the acquisition of Lelcon Co., LTD by Leo Motors, Inc. as if it had occurred on January 1, 2015.  The unaudited pro forma consolidated statements of loss for the three months ended March 31, 2016 and for the year ended December 31, 2015 give effect to the Acquisition as if it had occurred on January 1, 2015.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited interim financial statements of Leo Motors Inc. for three month period ended March 31, 2016
b)	the unaudited financial statements of Leo Motors Inc for the twelve month period ended December 31, 2015
c)	the unaudited condensed interim financial statements of Lelcon Co., LTD for three month period ended March 31, 2016
d)	the audited financial statements of Lelcon Co., LTD for the year ended December 31, 2015.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of Leo Motors Inc. and Lelcon Co., LTD. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of Lelcon Co., LTD for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

2.   SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Leo Motors Inc's audited financial statements as at December 31, 2013 and Lelcon Co., LTD 's unaudited condensed interim financial statements for the six months ended June 30, 2014. Management has determined that no material adjustments are necessary to conform Lelcon Co., LTD's financial statements to the accounting policies used by Leo Motors Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On June 3, 2016, Leo Motors, Inc., a Nevada Corporation (the "Company") acquired 50% of the outstanding common stock of Lelcon Co. Ltd., a corporation incorporated in the Republic of Korea ("LELC"), from Lelcon's shareholders, which represents 813,747 shares of Lelcon Co., LTD. common stock, in exchange for 1,414,828 shares of the Company's common stock (the "Transaction") pursuant to the Share Swap Agreement entered into by and between Lelcon and the Company (the "Agreement"). Pursuant to the Agreement, Lelcon became a subsidiary of the Company.

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if 50% of the shares of Lelcon Co., LTD have been exchanged for Leo Motors, Inc. common shares at the date of the Acquisition

a)	The unaudited pro forma consolidated balance sheet as at March 31, 2016 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on January 1, 2015:
i)	To eliminate the book value of Lelcon Co., LTD's equity accounts and to adjust outstanding common shares.

b) The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 is prepared as if the Acquisition had occurred on January 1, 2015. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition.

5.  PRO FORMA COMMON STOCK

Pro forma common stock as at March 31, 2016 has been determined as follows:

	March 31, 2016
	Common Shares	Amount ($)
Common stock of Leo Motors, Inc. at March 31, 2016	163,198,512	163,199
Common Shares Issued	1,414,828	1,414
Pro forma common stock at March 31, 2016	164,613,340	164,340

6.  PRO FORMA INCOME/(LOSS) PER SHARE

Pro forma income/(loss) per share has been determined as follows:

	Three months ended March 31, 2016	Year ended December 31, 2015
Deemed shares held by Lelcon Co., LTD shareholders - basic	1,414,828	1,414,828
Weighted average number of Leo Motors, Inc. common shares - basic	163,198,512	158,948,604
Weighted average number of Leo Motors, Inc. common shares - diluted	163,198,512	158,948,604
Pro forma weighted average number of shares outstanding - basic	164,613,340	160,363,432
Pro forma weighted average number of shares outstanding - diluted	164,613,340	160,363,432
Pro forma adjusted net income/(loss) - basic	$(0.01)	$(0.01)
Pro forma adjusted earnings/(loss) per share - diluted	$(0.01)	$(0.01)